Exhibit 10.17(a)
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                 SAGEBRUSH MANAGEMENT AND MAINTENANCE AGREEMENT

          THIS SAGEBRUSH MANAGEMENT AND MAINTENANCE AGREEMENT ("Agreement") is made and entered into as of September 1, 1989 by and among Sagebrush, a California general partnership ("Partnership"), the undersigned partners of the Partnership, being all of the Sagebrush partners ("Partners"), and ToyoWest
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Management Company, a California corporation ("Manager"), with respect to the
------------------ following facts and circumstances:

                                    RECITALS
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          A. The Partnership is in the process of building a high voltage transmission line of approximately 46 miles in length to be located in Kern County and in Los Angeles County, California. The transmission line, when completed, will include, without limitation, real property rights, poles, fences, wires, cabling, transformers, safety equipment and meters that are necessary or required to transmit efficiently the electrical power generated by Qualifying Facilities to be owned by the Partners or Partner Affiliates (the "Projects"), first to the Southern California Edison Company ("SCE") substation at Antelope, California, and subsequently to the SCE substation at Vincent, California (the "Transmission Line").

         B. The Transmission Line is to be acquired, constructed and erected pursuant to that certain Amended and Restated Development Agreement dated as of September 1, 1989, among the Partnership, the Partners, and ToyoWest II, a California general partnership, successor to SeaWest Industries, Inc. as Construction Manager under the Development Agreement ("Development Agreement").

         C. The Partnership was formed for the sole purpose of developing, constructing, owning, operating and maintaining the Transmission Line for the benefit of the Partners.

         D. The Partnership's Second Amended and Restated General Co-Ownership Partnership Agreement, dated as of September 1, 1989, as amended ("Partnership Agreement"), contemplates that the Partnership will engage a third party to be responsible for the day-to-day management of the Partnership and for the service, maintenance and repair of the Transmission Line.

         E. The Partnership, the Partners, and SeaWest Power Systems, Inc. ("SeaWest Power") entered into that certain Management Agreement dated October 24, 1988 (the "Prior Management Agreement") for the purpose of providing day-to-day management services for the Partnership.

         F. The Partnership desires to retain Manager to undertake the day-to-day management of the Partnership's operations and affairs and to provide


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for the servicing, maintenance and repair of the Transmission Line, all on the terms provided below.

          NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership, the Partners and Manager do hereby agree as follows:

     1.  Definitions

         Unless otherwise defined herein, capitalized terms shall have the meaning given to such terms in the Partnership Agreement.

     2.  Engagement

         The Partnership and the Partners hereby retain Manager, and Manager hereby agrees to be retained, for the purpose of performing the day-to-day management of the operations and affairs of the Partnership and providing for the maintenance, service, and repair of the Transmission Line, subject to the terms and conditions set forth in this Agreement.

     3.  Termination and Prior Agreement

         The Partnership and the Partners hereby terminate the Prior Management Agreement and acknowledge receipt from SeaWest Power of its consent to the termination of the Prior Management Agreement effective upon the execution hereof.

     4.  Fee and Expense Reimbursement

         4.1. General. In consideration of the services Manager is providing to the Partnership hereunder, and the obligations Manager is assuming hereby, each Partner shall enter into separate fee and expense reimbursement agreements (the "Fee Agreements") with Manager. The Fee Agreements shall comply with the provisions of the Partnership Agreement and shall provide for each Partner to pay a fixed annual fee for the services of Manager under this Agreement, and to pay its pro rata portion of the expenses provided in Sections 5.3 and 5.4 below. As long as there is at least one Fee Agreement in effect between Manager and a Partner, and such Partner is not in breach under the Fee Agreement, Manager shall perform the services provided in Section 5 below.


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          4.2.  Benefit. Each Partner recognizes and agrees that to the extent it is in breach of its payment obligation under its Fee Agreement, such Partner shall have no right to make any claim against Manager for any breach of Manager's obligations under this Agreement, except if the failure to pay results from a claim that Manager is in breach of its obligations under this Agreement.

     5.  Scope of Services; Consent of Partners

         Manager is hereby authorized and empowered by the Partnership and the Partners, from and after the date of this Agreement, and Manager agrees with the Partnership and the Partners, to undertake and to discharge the duties and obligations set forth in this Section 5. Except as set forth below in this
Section 5, Manager shall have no authority to act on behalf of the Partnership or any Partner. Notwithstanding any other provision of this Agreement, Manager shall not perform any act which requires, under the Partnership Agreement, the consent of the Partners or any of them without first obtaining such consent as provided in the Partnership Agreement. References in this Agreement to any consent, approval or decision of the Partners or the Partnership shall mean such consent, approval or decision as is required by, or provided in, the Partnership Agreement. The services, duties and obligations to be performed by the Manager as are set forth in Sections 5.1 and 5.2 shall be performed by Manager for the fixed fee set forth in the Fee Agreement with each Partner and at no other cost or expense to the Partnership or to any Partner. The cost of insurance, deductibles, repairs, taxes and litigation that are described in Sections 5.3 and 5.4 are reimbursable expenses of the Partnership and shall be for the account of the Partners, pro rata in accordance with each Partner's Percentage Interest. Otherwise, all expenses associated with the performance of Manager's duties and obligations hereunder shall be for the account of and borne by the Manager.

         5.1. Management of the Partnership. Manager shall manage the day-to-day operations and affairs of the Partnership and, in connection herewith, shall have the following duties and obligations:

              5.1.1. Negotiation and Execution of Contracts. To negotiate, enter into, execute, acknowledge or amend agreements relating to the Transmission Line on behalf of the Partnership and the Partners, with the consent of the Partners as required by the Partnership Agreement. Except for services set forth in Sections 5.1 and 5.2 that Manager is to perform for its fixed fee, Manager shall not enter into any agreement, or amend, modify, or give waivers with respect thereto, pursuant to this Agreement with any party directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Manager (a "Manager Affiliate"), except pursuant to an arms-length


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transaction at fair market terms and conditions and provided further that
Manager shall disclose to the Partners the existence, terms and conditions of any such agreement and make available, at the request of any Partner, a copy of any such agreement. A Manager Affiliate shall mean with respect to the Manager any other person that directly or indirectly controls or is controlled by or is under common control with the person in question or who holds or beneficially owns 25% or more of the equity or beneficial interest in the specified person or 25% or more of any class of voting security of the specified person. For purposes of the definition of a Manager Affiliate, the term "control" (including the correlative meanings of the terms "controlled by" or "under common control with"), as used with respect to any party, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such party, whether through the ownership of voting securities or by contract or otherwise.

              5.1.2. Southern California Edison Company ("SCE"). To represent the Partnership in its dealings with SCE in connection with the Transmission Line and in connection with such other agreements and documents as may be required by SCE in connection with development, construction, and operation of the Transmission Line.

              5.1.3. Governmental Actions. To take such action as may be necessary or appropriate to comply promptly with any orders or requirements affecting the Transmission Line imposed by any Federal, state or local government having jurisdiction over the Transmission Line unless all of the Active Partners of the Partnership affirmatively instructs it to the contrary in writing. Manager shall give written notice to the Partnership and to the Partners of any such order or requirement promptly upon its receipt thereof, and the Partnership and the Partners similarly shall give prompt written notice to Manager of any such order or notice received by the Partnership.

              5.1.4. Service Contractors. To employ and supervise from time to time persons, firms or corporations, all being independent contractors, to render services generally needed to accomplish the purposes of this Agreement; provided that Manager shall not have any authority to engage any such person who is not an independent contractor or any such person who is a Manager Affiliate except in accordance with section 5.1.1, and Manager shall not have any authority to engage any individual as an employee of the Partnership.

              5.1.5. Advances. To advance monies to the Partnership, up to $50,000 at any one time outstanding, upon such terms and conditions as Manager shall deem advisable and proper, for emergency repairs to the Transmission Line or for other reimbursable expenses, with any amounts, together with interest


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thereon at a rate equal to the lower of (A) the rate publicly announced from time to time by Bank of America as its prime rate and (B) the highest rate permitted by applicable law, to be repaid by the Partners in proportion to their respective Percentage Interests as set forth in the Fee Agreements.

              5.1.6. Records and Accounting. To maintain proper, complete, and accurate books and records of account, in accordance with and as required by the Partnership Agreement, using a calendar year unless otherwise instructed by a Majority in Interest of the Active Partners, or as required by law, and in accordance with generally accepted accounting principles using a method of accounting mutually acceptable to the Partners, or as may be required by law, whichever is applicable, and including such records and financial reports as may be necessary for the timely and proper preparation of each Partner's tax return in accordance with the Partnership Agreement. Any Partner or its duly authorized representative shall have the right to inspect and examine said books of account and records during reasonable business hours. If requested by any Partner or Partners, there shall be an annual audit of the financial books and records of the Partnership conducted by a firm of independent certified public accountants mutually acceptable to the Partners requesting the audit, with any additional costs or expenses incurred in connection therewith by Manager to be reimbursed by the Partner or Partners requesting the audit.

              5.1.7. Tax Returns. In accordance with the Partnership Agreement and subject to, and without interfering with, the duties of the Tax Matters Partner under the Partnership Agreement, to prepare or cause to be prepared for the Partnership all required tax returns and other reports and to take such other actions as are required under Section 8.5 of the Partnership Agreement.

              5.1.8. Financial Reporting. To prepare or cause to be prepared such financial and operational reports as the Partnership may from time to time reasonably request.

              5.1.9. Partnership Filings. To prepare and file, or cause to be prepared and filed, all partnership certificates, fictitious business name statements, and partnership statements as may be required by law.

              5.1.10. General. To execute, acknowledge and deliver any and all instruments and take such other steps as are reasonably necessary to effectuate the foregoing and as are consistent therewith and incidental thereto.


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         5.2. Maintenance, Service and Repair of Transmission Line. Manager
shall maintain, service and repair (except as otherwise provided below) the Transmission Line and, in connection therewith, Manager shall have the following duties and obligations:

              5.2.1. Maintenance and Operating Plan. To prepare a maintenance and operating plan for the Transmission Line which shall include (i) a detailed staffing plan which shall include job descriptions and a detailed organizational chart; (ii) a summary of training to be provided to employees; (iii) a list of records and logs to be maintained by Manager; (iv) a summary of standard operating procedures to be implemented by Manager; (v) a summary of planned and preventive maintenance procedures; and (vi) a summary of accident prevention procedures to be implemented by Manager.

              5.2.2. Maintenance Schedule. To prepare and issue a detailed general maintenance schedule including required procedures to maintain the Transmission Line in good operating condition in accordance with Section 5.2.6, and comply with such schedule (which may be revised from time to time by Manager to enable Manager to comply with applicable federal, state or local laws, rules, regulations or permits relating to the Project) which general maintenance schedule shall be effective unless disapproved by a Majority in Interest of the Active Partners.

              5.2.3. Safety. To maintain the Transmission Line in safe operating condition and prepare written safety procedures to be adhered to by all employees and service contractors of Manager and visitors to the Transmission Line.

              5.2.4. Emergencies. To promptly carry out any and all activities necessary to deal with situations of emergency involving risks to persons or property or interfering with the normal conduct of the operation of the Transmission Line.

              5.2.5. Operating Budget. On or prior to October 31, 1989, and on or prior to each anniversary thereof, Manager shall submit to each of the Active Partners a budget (an "Operating Budget") for the next succeeding calendar year of expenditures in connection with the ownership and operation of the Transmission Line that are not covered by Manager's compensation under the Fee Agreements. Each Operating Budget shall be approved by a Majority in Interest of the Active Partners, as that term is defined in the Partnership Agreement. If, in any year, a Majority in Interest of the Active Partners does
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not approve a proposed operating Budget within thirty (30) days after Manager has delivered such proposed Operating Budget to the Partners, the Operating Budget for the next succeeding calendar year shall be identical to the


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Operating Budget for such year, except that the amount allocated for each item in the Operating Budget for the next succeeding calendar year shall be increased from the amount allocated to such item for the current calendar year by the percentage increase, if any, in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers-Los Angeles. It is recognized that the failure of a Majority in Interest of the Active Partners to approve a proposed Operating Budget may result in there being insufficient funds to meet Partnership expenses and, in this event, Manager shall not be obligated to make up with its own funds any deficiency not provided by the Partners.

              5.2.6. Maintenance and Service. Manager shall inspect, maintain and service the Transmission Line in accordance and compliance with (i) Prudent Utilities Practices; (ii) all applicable laws, regulations, authorizations, consents, approvals, variances, orders, licenses, permits and declarations of governmental authorities; (iii) requirements imposed by any utility to whom power is being delivered through the Transmission Line; (iv) all maintenance and service recommendations, requirements or specifications of the manufacturers of components of the Transmission Line as are required to enforce warranty claims against such manufacturers or which are otherwise established by such manufacturers as recommended operating procedures; (v) all maintenance standards with respect, to similar equipment owned or operated by Manager; and (vi) any requirements necessary for the procurement or the maintenance of any insurance policies that the Active Partners shall deem necessary or desirable to maintain with respect to the Transmission Line. For purposes of this Agreement, "Prudent Utilities Practices" shall mean those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, commonly used in connection with transmission lines in the southwestern region of the United States of a type and size similar to the Transmission Line and recognized as good, safe, and prudent engineering practices in connection with the operation, maintenance, repair, and use of electrical and other equipment, facilities and improvements, of such transmission line, with commensurate standards of safety, performance, dependability, efficiency and economy. Manager shall, on the basis of each such inspection, prepare and deliver to each Partner a report describing the condition of the Transmission Line and setting forth all current maintenance and service requirements with respect to the Transmission Line and all action taken since the preceding inspection, or proposed to be taken prior to the next inspection, with respect to the maintenance and service of the Transmission Line.

              5.2.7. Repairs. Manager shall repair any damage to the Transmission Line, and shall replace any worn out or defective components of the Transmission Line in accordance with Prudent Utilities Practices; provided,
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however, that to the extent damage to the Transmission Line is caused by
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casualty, Manager's obligation to repair shall be limited as provided in
Section 5.3.3 below.

         5.3. Insurance. To the extent that the Partners provide Manager with funds under the Fee Agreements, or to the extent of advances under Section 5.1.5, Manager shall cause the Partnership, the Partners, the Partner Affiliates, the Manager and the Transmission Line to be insured for activities associated with the Transmission Line, shall cause the insurance deductibles to be paid in the event of a loss, and shall cause insured and uninsured damage to the Transmission Line to be repaired or otherwise handled, as follows:

               5.3.1. Coverages. To arrange for the following insurance coverage and pay the corresponding premiums promptly upon receipt from the Partners of funds therefor, or to the extent of advances under Section 5.1.5:

          (a) Workers' compensation insurance for Manager's employees as required by the State of California, including, without limitation, employer's liability insurance in an amount of not less than $1,000,000 per occurrence;

          (b) Comprehensive Automobile Liability insurance, covering all owned, non-owned and hired vehicles with a minimum limit of liability of $1,000,000 combined single limit for bodily injury and property damage, under which the Partnership and each Partner, its Partner Affiliate and their designees shall appear as additional named insureds;

          (c) Commercial General Liability insurance, under which the Partnership and each Partner, its Partner Affiliate and their designees shall appear as additional named insureds, covering products-completed operations, blanket contractual, independent contractors, "XCU" coverage, broad-form property damage and personal injury exposures, subject to a minimum limit of $1,000,000 combined single limit for bodily injury and property damage for each occurrence and $2,000,000 combined single limit in the aggregate. Coverage shall be maintained on an "occurrence" basis.

          (d) All risk property damage insurance, including coverage for damages due to the error or fault of Manager in the performance of the services set forth in this Agreement, under which the Partnership and each Partner and their designees shall appear as additional named insureds for the full replacement cost of the Transmission Line and every component thereof, and providing for a deductible not exceeding $25,000 per occurrence.


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          (e) Umbrella Liability or Excess Liability insurance, written on an
"occurrence", basis, in amounts not less than $19,000,000, and subject to the terms of the underlying insurance as set forth in this Section 5.3.1.

In the event that any or all of such coverages are not available on commercially reasonable terms, Manager shall so inform the Active partners and provide to the Active Partners, as a Section 5.3 cost, an assessment of an independent insurance consultant as to what coverages are available at what cost, and a Majority in Interest of the Active Partners shall instruct Manager whether to arrange for the coverages. The insurance described in clauses (b) through (e) above shall be endorsed to be primary to any insurance maintained by or on behalf of any Partner, its Partner Affiliate or their designees.

              5.3.2. Deductibles. To make payments of deductibles under insurance policies promptly following receipt from the Partners of funds therefor, or to the extent of advances under Section 5.1.5.

              5.3.3. Repairs. To cause damage to the Transmission Line to be repaired, whether such damage is caused by insured or uninsured casualty, promptly upon receipt of insurance proceeds and/or funds from the Partners, or to the extent of advances under Section 5.1.5, in connection with such damage; provided, however, that if such insurance proceeds or funds exceed $250,000 then Manager shall not expend any such proceeds or funds for the repair of the Transmission Line (except for emergency repairs) unless Manager shall have first delivered to the Active Partners the Manager's plan for the repair of the Transmission Line, which plan shall take into account, among other things, the availability of one or more fixed price contracts for such repair and of surety bonds in respect of the performance of each person performing such repairs. The Manager shall proceed to effect such repairs unless instructed otherwise by a Majority in Interest of the Active Partners.

         5.4. Taxes and Litigation. To the extent that the Partners provide Manager with funds under the Fee Agreements, or to the extent of advances under
Section 5.1.5, Manager shall pay and do the following:

              5.4.1. Taxes. To pay any and all taxes owed to state or local taxing authorities, franchise fees, licensing fees, and other land use fees owed to state or local authorities, and easement and crossing permit fees owed to the holders thereof, incurred by the Partnership or in connection with ownership or operation of the Transmission Line, promptly upon receipt from the Partners of funds therefor, or to the extent of advances under Section 5.1.5, and to notify the Partners of the amount and nature of such payments.


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              5.4.2. Litigation. Subject to the approval of the Partners, to retain legal counsel and take other action with respect to any claims or demands made or lawsuits filed by or against the Partnership, or with respect to any administrative or other governmental proceedings instituted against or involving the Partnership, and to pay any judgments, fines, penalties, or other amounts resulting therefrom promptly upon receipt from the Partners of funds therefor.

              5.4.3. Tax Matters Partner. To pay the Tax Matters Partner for all reasonable expenses incurred by it in connection with carrying out its duties as Tax Matters Partner pursuant to Section 8.4 of the Partnership Agreement (other than those expenses paid pursuant to a Tax Indemnity Agreement).

         5.5. Exclusions. Anything to the contrary in this Agreement notwithstanding, Manager shall have no responsibility or liability for performing any other obligations of the Partnership not expressly undertaken by Manager pursuant to Section 5 of this Agreement.

5.6. Manager as Sole Provider of Services. During the term of this Agreement, and provided that Manager is not in breach of any obligation under this Agreement, neither the Partnership nor any Partner shall directly, or cause or allow any person other than Manager to, service, maintain, or repair all or any portion of the Transmission Line without the express prior written consent of Manager except as provided in the Development Agreement or with respect to any warranty work performed under a warranty of all or part of the Transmission Line.

          5.7. Disconnection with Transmission Line. Each Partner hereby acknowledges that in connection with the performance of Manager's obligations to maintain, service, and repair the Transmission Line, it will be necessary from time to time to disconnect all of the Projects from the Transmission Line. Consistent with Section 5.2 hereof and subject to the more detailed provisions of the Technical Use Agreements to be executed by each Partner and the Partnership, Manager shall use its best efforts to coordinate, where possible and reasonable, the scheduling of the services to be performed hereunder at times when power production of the Projects is likely to be at its minimum. When possible and reasonable, Manager will provide advance notice to each Partner of scheduled downtime.

          5.8. Independent Contractor. It is not the intent of the Parties hereto to create an agency relationship by this Agreement. Manager shall perform its duties hereunder as an independent contractor, and not as a general agent or joint venture. Manager and Manager Affiliates do now, and in the future may,


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represent the Partnership or one or more of the Partners in other capacities and represent and perform services for owners of other wind energy projects or for other clients, be they consortia of wind energy project owners or other persons, groups or companies. In the event that the relationship between Manager and the Partnership or any Partner is deemed to be one of agent and principal, the Partnership and each Partner acknowledges that such multiple representation by Manager may be deemed to result in potential conflicts. So long as Manager is not in breach of its 'duties and obligations to the Partnership and the Partners pursuant to this Agreement, such multiple representation and the potential conflicts resulting therefrom shall not constitute a violation of any duty or obligation owed by Manager, as an agent, to the Partnership and the Partners, as principals, and the Partnership and the Partners, to the fullest extent allowed by law, hereby waive any and all claims and damages against Manager arising solely from any such multiple representation or the existence of any such conflicts.

          5.9. Time Devoted to Business. Manager shall devote such time to the performance of its duties hereunder as is required to carry out those duties.

          5.10. Lease of Partner's Project. Any Partner or Partner Affiliate may lease its interest in a Project under a lease and related documents (collectively, a "Lease") pursuant to which such Partner's or such Partner Affiliates lessee agrees, among other things, to operate the Project (or interest therein) in a manner such that the Project will retain its character as a Qualifying Facility, and to assume and discharge all of the Partner's obligations under this Agreement, its Fee Agreement and its Technical Use Agreement. Such Partner or such Partner Affiliate shall, and shall be entitled to, grant to the lessee pursuant to such Lease a license to utilize such Partner's right to use the Transmission Line for the Project (or interest therein) subject to the Lease and to assign its obligations under this Agreement, its Fee Agreement and its Technical Use Agreement, for a term coextensive with the term of the Lease. During the term of any such Lease, Manager shall look to the lessee for the payment and discharge of such Partner's obligations which have been assigned to and assumed by such lessee. A partner shall give prompt written notice to the Partnership and the Manager of the making and expiration or earlier termination of any Lease. The Manager shall give prompt written notice to the affected Partner if any lessee defaults in the payment and discharge of any assumed obligation, and such Partner shall not be considered in default of such obligations hereunder if such default is cured within sixty (60) days of receipt of such notice from the Manager.


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          5.11. Covenants of Manager. The Manager agrees that:

          (a) Toyo Construction Company will own 50% of the voting shares of Manager and SeaWest Industries, Inc. will own directly or indirectly, 50% of the voting shares of Manager;

          (b) Manager shall cause its shareholders to make initial capital contributions of $250,000 and shall not make any Restricted Payments at any time that Manager's Tangible Net Worth is less than (or as a result of such dividend or distribution would be less than) $250,000. "Restricted Payments" shall mean:
(a) any dividend or other distribution on account of any ownership interest in Manager, and any redemption, purchase or other acquisition for value of any ownership interest in Manager, or any warrants, options or other rights to acquire any such interests; (b) any payment or distribution of cash or other property by Manager to or in respect of any loan or other obligation owed by Manager to any affiliate of Manager except for repayments of principal and interest on borrowings from such affiliate (each, an "Affiliate Advance") to fund advances made pursuant to Section 5.1.5 hereof; or (c) forgiveness of any obligations owed to Manager by an affiliate of Manager. "Tangible Net Worth" shall mean the stockholders' equity of Manager minus the following (to the extent reflected in determining such stockholders' equity): (a) all write-ups. in the book value of any asset owned by such Person and (b) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other intangible items; provided, that any Affiliate Advance and the obligation to reimburse advances pursuant to Section 5.1.5 shall be disregarded in the calculation of Tangible Net Worth.

          (c) Manager shall maintain at all times a subcontract for the service and repair of the Transmission Line with a transmission line service company reasonably acceptable to the Active Partners of the Partnership; provided that Manager shall not be in default in this provision if, in the process of changing service companies, there is no such subcontract for a period of forty-five (45) days.

     6.  Term and Termination

         6.1. Term of Agreement. The term of this Agreement shall commence on the date hereof, and the term shall continue in effect, unless earlier terminated in accordance herewith, until the earlier of (1) the liquidation of the Partnership or (2) September 30, 2003 ("Basic Term").


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         6.2. Termination. This Agreement may be terminated prior to the expiration of its Basic Term for any of the following reasons:

              6.2.1. For Cause. The Partnership shall have the right to terminate this Agreement without the consent of Manager in the event that the Partnership, in good faith and on a reasonable basis, has determined Manager to be in material breach of its duties and responsibilities under this Agreement, which breach Manager has failed to cure within thirty (30) days after receipt of written notice thereof from the Partnership, or in the event of gross negligence, fraud or willful misconduct. This notice of termination shall specify the cause for termination and grounds upon which such cause is based and shall be effective upon expiration of said thirty (30) day period unless cured prior to expiration of such period.

              6.2.2. By Written Agreement. The written agreement of the Partnership, the Partners and Manager to terminate this Agreement.

     6.3. Procedures upon Termination. Upon termination of this Agreement as set forth in Section 5.2, the following shall occur:

              6.3.1. Dismissal. Manager shall be relieved of all responsibility hereunder and shall have no further duties and obligations under this Agreement except as specified in this Section 6.3.

              6.3.2. Records. As soon as practicable after termination, Manager shall, upon the request of the Partnership, provide to the Partnership at Manager's principal place of business all documents, books and records of the partnership in Manager's possession pertaining to Manager's duties and responsibilities under this Agreement.

     6.4. Non-Waiver of Rights. The termination of this Agreement shall be without prejudice to any other rights or remedies which the Partnership, the Partners, or Manager may have against the others hereunder, and no termination of this Agreement shall constitute a waiver, release or estoppel by either the Partnership, the Partners or Manager of any rights, action or cause of action it may have against the others.


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    7.   Indemnification and Partner Defaults

         7.1. Indemnification.

              7.1.1. Manager to Partnership and Partners. Manager shall indemnify the Partnership, each Partner, each Partner Affiliate, and each Partner's (and each Partner Affiliate's) officers, directors, employees, lessees, lenders and agents. ("Partnership Indemnitees"), and shall defend, save and hold each partnership Indemnitee harmless from and against all liabilities, losses, damages, penalties, claims, demands, actions, and related costs and expenses, incurred by or asserted against a Partnership Indemnitee as a result of the ownership, use or operation of the Transmission Line, to the extent that such liabilities, losses, damages, penalties, claims, demands, actions, costs and expenses arise out of or result from the fraud, negligence or willful misconduct of Manager, or its officers, directors, employees or agents, or from the breach by Manager of any of its duties or obligations under this Agreement.

              7.1.2. Partnership and Partners to Manager. The Partnership and the Active Partners, severally and not jointly or jointly and severally, shall indemnify Manager and its officers, directors, shareholders and employees ("Manager Indemnitees") and shall defend, save and hold each Manager Indemnitee harmless from and against all liabilities, losses, damages, penalties, claims, demands, actions, and related costs and expenses, incurred by or asserted against a Manager Indemnitee as a result of the use or operation of the Transmission Line, to the extent that such liabilities, losses, damages, penalties, claims, demands, actions, costs and expenses do not arise out of or result from the fraud, negligence or willful misconduct of Manager, or its officers, directors, shareholders or employees, or from the breach by Manager of any of its duties or obligations under this Agreement.

              7.1.3. Cross-Indemnity Among Partners. Each Partner (an "Indemnitor"), for and on behalf of itself and its agents, successors and assigns shall defend, indemnify and hold harmless each other Partner (or Partner Affiliate), and each other Partner's (or Partner's Affiliate's) agents (or Partner's Affiliate), successors and assigns (each, an "Indemnitee"), from and against any and all losses, liabilities, claims and damages incurred by or asserted against an Indemnitee as a result of the negligence or willful misconduct of such Indemnitor or such Indemnitor's breach of any of its duties or obligations under this Agreement or its Fee Agreement. All of the obligations of the Partners under this Agreement and the Fee Agreement shall be several obligations, and shall not be joint obligations or Joint and several obligations.

         7.2. Authority of Manager with Respect to Defaults by Partners. If there has been an Event of Default, as defined below, that has not been cured as provided below, Manager, without further consent or approval of the Partners, shall have the power and authority pursuant hereto to exercise the disconnect remedy set forth in Section 7.2.3 below.

              7.2.1. Events of Default. Upon the failure of any Partner, Partner Affiliate, or lessee of a Partner or Partner Affiliate Pursuant to Section 5.11 (collectively, for purposes of this Section 7.2, "Defaulting Partner") to make any payment when due or to perform any material obligation under or pursuant to the Partnership Agreement, the Technical Use Agreement, the Fee Agreement, or this Agreement, Manager shall give written notice thereof (which notice shall reference this Section 7.2) to all Partners and to lessees, lessors and secured lenders of their Projects who have requested in writing to be so notified. Any such failure shall constitute an event of default ("Events of Default.") for purposes of this Section 7.2; provided, however, that, except as otherwise required by the Partnership Agreement, the disconnection remedy described below shall not be available in the case of a failure to perform a material obligation other than a payment obligation under any such agreement unless failure to disconnect the Defaulting Partner's Project might have a material and adverse effect, on the Partnership or the Project of any non-defaulting Partner (including but not limited to any adverse effect on the utility, value or economic life of the Transmission Line, the expected income tax benefits of such non-defaulting Partner or Partner Affiliate, or the status of such non-defaulting Partner's or Partner Affiliate's Project as a Qualifying Facility or the inclusion of the Transmission Line as a part of one or more Qualifying Facilities) if the Defaulting Partner's Project is allowed to remain connected to the Transmission Line, In accordance with, and subject to the limitation set forth in, Section 5.1.5, the Manager shall advance the unpaid amount owed by a Defaulting Partner for expenses reimbursable by such Defaulting Partner under this Agreement.

              7.2.2. Cure of Events of Default. The Event of Default may be cured by the Defaulting Partner or by any one or more of the non-defaulting Partners, although they shall have no obligation to do so, or by other interested parties by delivering to Manager, within thirty (30) days after the date of the notice of default, evidence satisfactory to Manager that, in the event of a payment default, the amount due, together with interest on such amount at the rate specified in Section 5.1.5, has been received by the party concerned in accordance with the agreement under which the payment is owed or that, in the event of a non-payment default, the obligation to be performed has been performed or that performance thereof has been waived by the party having power to waive the performance of such obligation, or, if it is capable of being cured but not within the 30 day period referred to above, diligent efforts have been commenced within such 30 day period to cure the Event of Default and prosecuted to completion within ninety (90) days; provided, however, that Manager need not permit such extended efforts to cure and shall exercise its authority to disconnect the Defaulting Partner's Project if it concludes, in its sole discretion, that the on-going Event of Default could jeopardize the Qualifying Facility status of the Transmission Line, could have a material adverse effect on the Partnership or the Transmission Line, or would involve circumstances where disconnection would be permitted under Section 7.3 hereof. The payment or performance of the obligations of a Defaulting Partner by a non-defaulting Partner shall not be deemed a cure of such default of any Defaulting Partner unless the nondefaulting Partner specifically notifies the Manager of such intention. Absent such notification, such default shall not be deemed cured, and the Manager shall not reconnect such Defaulting Partner to the Transmission Line until such Defaulting Partner has paid the Manager an amount sufficient to repay or reimburse such nondefaulting Partner or Partners in full for its or their expenditures (including the cost of any cure effected otherwise than by the payment or money), the amount so repaid or reimbursed to include interest at the rate specified in Section 5.1.5.

              7.2.3. Exercise of Disconnect Remedy. In the event of an Event of Default which is not cured pursuant to section 7.2.2 hereof, Manager shall exercise on behalf of the Partnership the disconnection remedy provided hereby as follows:

         (i) Defaulting Partner Not Delivering Energy as Part of a Group. In the case of a Defaulting Partner whose Project is interconnected with the Transmission Line in such a manner that the Partnership has the ability to disconnect that Project without adversely affecting the ability of any non-defaulting Partner's Project to use the Transmission Line, then Manager shall disconnect the Project of the Defaulting Partner at that point under the control of the Partnership at which the electrical energy of such Defaulting Partner's Project is delivered to the Transmission Line. Subject to Section
7.2.6 hereof, Manager shall reconnect such Project at such time that the Event or Events of Default have been cured, provided that at such time the Defaulting Partner whose Project was disconnected can demonstrate that it, is in compliance with all of the terms and conditions of this Agreement and its Fee Agreement.

         (ii) Defaulting Partner Delivering Energy as Part of a Group. In the case of a Defaulting partner whose Project delivers its electrical energy jointly with the Projects of one or more additional Partners to the Transmission Line in a manner such that the Partnership does not have the ability to disconnect that Project without adversely affecting the ability of a non-defaulting partner to use the Transmission Line, then Manager shall send a written notice to the Shared Use Manager (as defined in Section 7.2.4 hereof), with copies to each other Partner who delivers electrical energy jointly with the Defaulting Partner and to any lessees or lessors of such Partners' Projects or their secured lenders who have requested in writing to Manager to be so notified, instructing the Shared Use Manager to disconnect the Defaulting Partner's Project at the point of interconnection under the control of the Shared Use Manager. The written notice shall instruct the Shared Use Manager to reconnect the Defaulting Partner's Project only upon receipt of a second written notice from Manager that it has received evidence satisfactory to Manager, in its sole discretion, that the Defaulting Partner has cured the Event of Default and has demonstrated that it is in compliance with all of the terms and conditions of this Agreement and its Fee Agreement. In the event that the Shared Use Manager does not disconnect the Defaulting Partner's Project within three (3) days of receipt of the written notice from Manager, Manager shall by direct action disconnect the Defaulting Partner's project at a point under the control of the Partnership, notwithstanding that such disconnection may result in the disconnection of the Projects of one or more non-Defaulting Partners which deliver electrical energy as part of a group with the Defaulting Partner. Notwithstanding the provisions of this subparagraph (ii), if the electrical energy of the Projects of two or more Defaulting Partners is delivered jointly to the Transmission Line and an Event of Default has occurred and is continuing with respect to each such Defaulting Partner, then Manager shall disconnect, and reconnect as provided in subparagraph (i) above, the group of Projects at the point under the Partnership's control where such group of projects interconnect with the Transmission Line provided that such disconnection does not adversely affect the ability of any non-defaulting Partner to use the Transmission Line.

         The disconnect remedy provided to manager on behalf of the Partnership under this Section 7.2 is in addition to any other remedies Manager, or the Partnership or any Partner, may have at law or equity against the Defaulting Partner hereunder or under the Partnership Agreement, the Technical Use Agreement, or the Fee Agreement.

              7.2.4. Further Condition to Use Transmission Line. Any Partner whose Project delivers its electrical energy to the Transmission Line jointly with the Projects of one or more additional Partners in such a manner that the Partnership does not have the ability to disconnect that Project without adversely affecting the ability of another Partner to use the Transmission Line shall, as a condition to commencing to use the Transmission Line, present evidence satisfactory to Manager, in manager's sole discretion, of contractual arrangements conferring power and authority on a person (referred to in this Agreement as the "Shared Use Manager") to disconnect such Partner's project at a point at or prior to the point where the electrical energy of such Project is combined with that of projects of other Partners. Such contractual arrangements shall specifically acknowledge and reference this Section 7.2 and shall unconditionally obligate, without grace period or additional time to cure, the Shared Use Manager to immediately disconnect a Defaulting Partner's Project upon receipt of the written notice described in Section 7.2.3 hereof. The continuation of such contractual obligations or the substitution of alternative contractual arrangements satisfactory to Manager in its sole discretion shall remain a continuing condition to the entitlement of such Partner to continue to use the Transmission Line.

              7.2.5. Continuing Obligations. Notwithstanding that Manager or a Shared Use Manager has disconnected the Defaulting Partner's Project, such Defaulting Partner shall not thereby be deemed excused from the payment or performance of any obligations which were due or to be performed at or as of the time of such disconnection or as may accrue during any period of noncompliance or disconnection.

              7.2.6. Purchase of Defaulting Partner's Partnership Interest.

         (a) At any time after one year from the date that Defaulting Partner's Project has been disconnected as a result of this Section 7.2 by Manager or by a Shared Use Manager, and provided that the Project has not been reconnected in accordance with Section 7.2 hereof, all or a portion of the Defaulting Partner's Partnership Interest may be purchased by any other Partner or Partners for an amount sufficient to cure any payment defaults of the Defaulting Partner corresponding to the portion of the Defaulting Partner's Partnership Interest to be so transferred and reassigned. Upon such payment, the Partnership Interest or portion thereof of the Defaulting Partner shall be deemed transferred and reassigned to the Partner or Partners who made such payment on behalf of the Defaulting Partner.

         (b) At any time after two years from the date that a Partner's Project has been disconnected as a result of this Section 7.2 by Manager or by a Shared Use Manager, and provided that the Project has not been reconnected in accordance with Section 7.2 and no Partner or Partners have acquired the Defaulting Partner's Partnership Interest pursuant to subsection (a) of this
Section 7.2.6, and assuming that the Manager is owed unpaid fees under the Fee Agreement for the Defaulting Partner, then the Manager shall have the right to purchase the Defaulting Partner's Partnership Interest for the amount owed by said Defaulting Partner under its Fee Agreement and to have said Partnership Interest transferred to it upon compliance by Manager with relevant provisions of the Partnership Agreement.

         7.3. Disconnection for Emergency or System Integrity. Manager shall have the authority, at its reasonable discretion, to curtail acceptance of deliveries of electrical energy to the Transmission Line or disconnect some or all of the Projects from the Transmission Lien at any time, with or without notice, when Manager believes that such action is appropriate or required to maintain a Project or Projects in compliance with the terms and conditions of the Technical Use Agreements. Manager shall endeavor to minimize the degree of curtailment and the time of disconnection to the extent possible consistent with Prudent Utilities Practices and its duties and obligations hereunder and shall return the Transmission Lien to normal operating condition as soon as practicable after the condition or conditions giving rise to the curtailment or disconnection have ceased to exist.

         7.4. Remedies Not Exclusive. The remedies herein are cumulative and are not exclusive of any other remedies provided by law or in equity.

    8.   Force Majeure

         8.1. Limitations. Except for obligations to pay money or to make payments of money, any party to this Agreement shall be excused for any delay or failure to perform its duties and obligations under this Agreement, but only to the extent that such failure or delay is caused by an event of Force Majeure as set forth in Section 8.2 hereof. If an event set forth in Section 8.2 hereof causes a delay or failure in performance of only a portion of the obligations of a party under this Agreement, then only that portion of performance which was delayed or prevented by such cause shall be deemed excused, and the performance of all other obligations off a party not so delayed shall not be excused by an event of Force Majeure. Delay or failure in performance by any party to this Agreement which is the result of an event set forth in Section 8.2 shall be deemed excused for a period no longer than the delay or failure in performance caused by such event.

         8.2. Force Majeure. Except for obligations to pay money or to make payments of money, no delay or failure in performance by any Party to this Agreement shall constitute a default under this Agreement if, and only to the extent, such delay or failure is caused by occurrences beyond the control and without the fault or negligence of such party, including but not limited to flood, drought, earthquake, storm, fire, pestilence, lightning, and other natural catastrophes, unusual inclement weather, unavoidable casualties, epidemics, acts of God or the public enemy, war, riot, civil disturbance or disobedience, explosion, strike, labor dispute, delays in performance by others, expropriation or confiscation of facilities, changes of applicable law, compliance with any order of any governmental authority, or failure, threat of failure or sabotage of facilities which have been maintained in accordance with good engineering and operating practices in California, so long as such party makes good faith and reasonable efforts to remedy the delays or failures in performance caused thereby. Notwithstanding the foregoing, any delay in performance due to events or other causes which could have been anticipated and which, through the exercise or reasonable diligence could have been avoided, shall constitute a default hereunder.

         8.3. Notice. Each party wishing to make use of this Section 8 shall give written notice to all other parties as soon after becoming aware of the delay or failure in performance caused by an event of Force Majeure as is reasonably possible, but in any event within two (2) working days after such party becomes aware of such delay or failure.

    9.   Arbitration

         9.1. Any controversy, claim or dispute between the parties hereto arising out of or related to this Agreement or the Fee Agreements or the breach hereof or thereof, which cannot be settled amicably by the parties, shall be submitted for arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("Rules"); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions and obtain discovery regarding the subject matter of the arbitration, as provided in Title III of Part 4 (commencing with Section 1985) of the California Code of Civil Procedure. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. The arbitrators shall determine all questions of fact and law relating to any controversy, claim or dispute hereunder, including but not limited to whether or not any such controversy, claim or dispute is subject to the arbitration provisions contained herein. Nothing in this Section 9 shall be deemed to require the Manager to forgo exercise of the disconnection remedy provided for herein pending the resolution of such controversy, claim or dispute if the Manager believes it is otherwise entitled to exercise such remedy.

         9.2. Any party desiring arbitration shall serve on the other parties and the Los Angeles Office of the American Arbitration Association, in accordance with the aforesaid Rules, its Notice of Intent to Arbitrate

("Notice"), accompanied by the name of the arbitrator selected by the party serving the Notice. A second arbitrator shall be chosen by the other parties, and a third arbitrator shall be chosen by the two arbitrators so selected.
If the parties upon whom the Notice is served fail to select an arbitrator and to advise the other party of the selection within fifteen (15) days after the receipt of the Notice, the second arbitrator shall be selected by the first arbitrator. If the two arbitrators so chosen cannot agree upon a third arbitrator within ten (10) days after the appointment of a second arbitrator, the third arbitrator shall be selected in accordance with the Rules. The arbitration proceedings provided hereunder are hereby declared to be self-executing, and it shall not be necessary to petition a court to compel arbitration.

         9.3. If a controversy, claim or dispute arises between the parties hereunder which is subject to the arbitration provisions hereunder, and there exists or later arises a controversy, claim or dispute between either of these parties and any third party, which controversy, claim or dispute arises out of or relates to the same transaction or series of transactions, said third party controversy, claim or dispute shall be consolidated with the arbitration proceedings hereunder; provided, however, that any such third party must be a
                       --------
party to an agreement with one or more parties to this Agreement which provides for arbitration of disputes thereunder in accordance with rules and procedures substantially the same in all material respects as provided for herein or, if not, must consent to arbitration as provided for hereunder.

         9.4. All arbitration proceedings shall be held in Los Angeles, California.

         9.5. Notice of the demand for arbitration shall be filed in writing with the other parties to this Agreement and with the American Arbitration Association. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and in no event shall it, be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

    10.  Miscellaneous

         10.1. Representations and Warranties. Each Partner represents and warrants to Manager and each other Partner, and Manager represents and warrants to each Partner, that (a) such party is duly organized and validly existing in good standing under the laws of its state of incorporation or organization, and has the corporate or partnership power and authority necessary to carry on its business as presently conducted, to own or hold under lease its properties and to enter into and perform its obligations hereunder; (b) the execution, delivery and performance by such party of this Agreement has been duly authorized by all necessary corporate or partnership action on the part of such party and does not or will not require the consent or approval of the stockholders or partners of such party, other than such consents or approvals as have been duly obtained, given or accomplished; (c) this Agreement has been duly executed or delivered by such party, and constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms. Manager further represents and warrants to the Partnership and each Partner that (x) it has obtained in its name all authorizations, consents, approvals, waivers, exceptions, variances, order, licenses, permits, exemptions, publications, filings, notices to and declarations of or with any governmental entity (each, a "Governmental Action") that are necessary or desirable under applicable existing laws and regulations in connection with the performance by Manager of its obligations hereunder; (y) each such Governmental Action is in full force and effect; and (z) there is no proceeding pending, or to the best knowledge of Manager threatened, which seeks, or may be reasonably expected, to rescind, terminate, modify or suspend any such Governmental Action.

         10.2. Waiver. Unless otherwise expressly provided herein, no delay or omission by the parties hereto in exercising any right or remedy provided for herein shall constitute a waiver of such right or remedy nor shall it be construed as a bar to or a waiver of any such right or remedy on any future occasion.

         10.3. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit, of the successors and assigns of the Partnership, the Partners, and Manager. This Agreement is also intended to inure to the benefit of each Partner Affiliate and its successors and assigns. No party may assign or transfer this Agreement, in whole or in part, without the prior written consent of the other parties, which consent shall nor, be unreasonably withheld, except that it is expressly recognized and agreed that each Partner may, subject to the terms and conditions of the Partnership Agreement, assign or transfer this Agreement in connection with any assignment or transfer of its Partnership Interest permitted pursuant to Section 12.2 of the Partnership Agreement.

         10.4. Addresses and Notices. The address of each party hereto for all purposes hereof shall be the address set forth below or such other address of which all other parties hereto have received written notice. All communications or notices provided for or permitted hereunder shall be in writing, and may be personally delivered (including delivery by private courier services), or sent by telex, telecopy or other direct written electronic means, charges prepaid, or by overnight express mail charges prepaid, or the party entitled thereto.

Any communication or notice so personally delivered shall be deemed to have been validly and effectively given on the date of such delivery. Any communication or notice so transmitted by telex, telecopy or other direct written electronic means shall be deemed to have been validly and effectively given on the day on which it is transmitted so long as it is received during normal business hours, otherwise, the next succeeding business day. Any communication sent by overnight express mail shall be deemed to have been validly and effectively given on the business day following the day on which it was deposited in the United States mail.

    If to Manager:         ToyoWest Management Company
                           1455 Frazee Road, Suite 300
                           San Diego, CA 92108-1336
                           Attention:  President



    If to Partnership:     Sagebrush, a California
                           general partnership
                           6737 Oak Creek Road
                           Mojave, CA  93501
                           Attention:  Manager

    If to Partners, to
    each as indicated
    below:
                           Alpha Mariah, Inc.
                           1455 Frazee Road, Suite 300
                           San Diego, CA 92108-1336
                           Attention:  President

                           Beta Mariah, Inc.
                           1455 Frazee Road, Suite 300
                           San Diego, CA 92108-1336
                           Attention:  President

                           Gamma Mariah, Inc.
                           1455 Frazee Road, Suite 300
                           San Diego, CA 92108-1336
                           Attention:  President

                           Delta Mariah, Inc.
                           1455 Frazee Road, Suite 300
                           San Diego, CA 92108-1336
                           Attention:  President

                           Alpha Willow, Inc.
                           1455 Frazee Road, Suite 300
                           San Diego, CA 92108-1336
                           Attention:  President

    If to Beta Joshua:     c/o U.S. Trust of California, N.A.
                           555 South Flower Street
                           Los Angeles, CA  90071
                           Attention: Corporate Trust
                           Department

                           With a copy to:

                           CIBC Leasing, Inc
                           425 Lexington Avenue
                           New York, New York 10017
                           Attention: Mr. Peter Lofquist

    If to Alpha Joshua or
       Beta Willow:        c/o Bankers Trust Company
                             of California, N.A.
                           50 Fremont Street
                           10th Floor
                           San Francisco, California  94105
                           Attention:  Corporate Trust and
                           Agency Group

                           With a copy to:

                           EDS Financial Corporation
                           1925 W. John Carpenter Frwy
                              5-B
                           Irving, Texas  75063
                           Attention: Mr. Sam M. Ray

    If to Alpha Joshua
    (Prime)
      or to Beta Willow
     (Prime):              c/o Bankers Trust Company of
                           California, N.A.
                           50 Fremont Street
                           San Francisco, California  94105
                           Attention:  Corporate Trust and
                           Agency Group

                           With copies to:

                           ESI Energy, Inc.
                           100 Australian Avenue, #304
                           West Palm Beach, Florida 33406
                           Attention:  Kenneth W. Oberg, Vice President

                                       and

                           Dewey, Ballantine, Bushby,
                              Palmer & Wood 140 Broadway
                           New York, New York 10005
                           Attention: Thomas C. Mazza, Esq.

                           With a copy to:

                           Sagebrush Partner Eleven, Inc.
                           1455 Frazee Road
                              Suite 300
                           San Diego, CA 92108-1336
                           Attn:  President

                           Sagebrush Partner Twelve, Inc.
                           1455 Frazee Road
                              Suite 300
                           San Diego, CA 92108-1336
                           Attn:  President

                           Sagebrush Partner Thirteen, Inc.
                           1455 Frazee Road
                              Suite 300
                           San Diego, CA 92108-1336
                           Attn :  President

                           Sagebrush Partner Fourteen, Inc.
                           1455 Frazee Road
                              Suite 300
                           San Diego, CA 92108-1336
                           Attn:  President

                          Sagebrush Partner Fifteen, Inc.
                          1455 Frazee Road
                             Suite 300
                          San Diego, CA 92108-1336
                          Attn:  President

                         Sagebrush Partner Sixteen, Inc.
                         1455 Frazee Road
                            Suite 300
                         San Diego, CA 92108-1336
                         Attn:  President

                         Sagebrush Partner Seventeen, Inc.
                         1455 Frazee Road
                            Suite 300
                         San Diego, CA 92108-1336
                         Attn:  President

                         Sagebrush Partner Eighteen, Inc.
                         1455 Frazee Road
                            Suite 300
                         San Diego, CA 92108-1336
                         Attn:  President

                         Sagebrush Partner Nineteen, Inc.
                         1455 Frazee Road
                            Suite 300
                         San Diego, CA 92108-1336
                         Attn:  President

                         Sagebrush Partner Twenty, Inc.
                         1455 Frazee Road
                            Suite 300
                         San Diego, CA 92108-1336
                         Attn:  President

                         Sagebrush Partner Twenty-One, Inc.
                         1455 Frazee Road
                            Suite 300
                         San Diego, CA 92108-1336
                         Attn:  President

         10.5. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California.

         10.6. Effects of Section Headings. Section headings appearing in this Agreement are inserted for convenience of reference only, and shall in no way be construed to be interpretations of the provisions hereof.

         10.7. Third Party Beneficiaries. The Partner Affiliate of any Partner is an express third party beneficiary of this Agreement.

         10.8. Amendments. This Agreement may be modified or amended only by an instrument in writing signed by the Manager and the Partners as required by the Partnership Agreement or their duly authorized representatives.

         10.9. Attorneys' Fees. In the event of any litigation or arbitration to enforce the provisions of this Agreement, the prevailing party in such litigation or arbitration shall be entitled to reasonable attorneys, fees and costs as fixed by the court or arbitrator.

         10.10. Further Acts and Assurances. Each of the parties hereto shall do such further acts, shall perform such further actions, and shall execute and deliver such additional agreements and instruments as the other party may reasonably require to consummate, evidence or confirm the agreements and understandings contained herein in the manner contemplated hereby.

         10.11. Severability; Partial Invalidity. The various provisions of this Agreement are severable. If any provision of this Agreement is found to be invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

         10.12. Entire Agreement. The terms and conditions set forth herein constitute the complete and exclusive statement of the agreement between the Partnership, the Partners, and Manager relating to management of the Partnership and the service, maintenance, and repair of the Transmission Line. No prior statement or correspondence shall modify or affect the terms and conditions hereof.

         10.13. Counterparts. This Agreement may be executed by the parties in one or more counterparts, all of which taken together shall constitute one and the same instrument. Although Agreement is dated as of the date first above written for convenience, the actual date of execution hereof by the hereto is the date set forth below and this Agreement shall be effective on, and shall not be binding upon any of the parties hereto, until the date set forth below.

         IN WITNESS WHEREOF, the Partnership, the Partners, and Manager have caused this Sagebrush Management and Maintenance Agreement to be executed on October 26, 1989 and shall be effective on said date as of the date first above
        --
written.


SAGEBRUSH,                                  MANAGER
A California general                        Toyo West Management Company
  partnership                               ----------------------------
                                            a California Corporation

By Alpha Joshua, Inc.,                      By /s/ Toshio Hori
    a California corporation                   ----------------------------
                                               Name:  Toshio Hori
    Individually and as                        Title:
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: Executive Vice President

By Alpha Joshua (Prime), Inc.,
    a California corporation
    Individually and as
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Beta Joshua, Inc.,
    a California corporation
    Individually and as
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: Executive Vice President

By Alpha Mariah, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President

By Beta Mariah, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President

By Gamma Mariah, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President

By Delta Mariah, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President

By Alpha Willow, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President

By Beta Willow, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: Executive Vice President

By Beta Willow (Prime), Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Eleven, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Twelve, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Thirteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Fourteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Fifteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President
By Sagebrush Partner Sixteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Seventeen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Eighteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Nineteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Twenty, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Twenty-One, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

                        CONSENT OF SEAWEST POWER SYSTEMS


         FOR VALUABLE CONSIDERATION, including the release of the Partnership and the Partners set forth below, SeaWest Power Systems, Inc., a California corporation ("SeaWest") , does hereby consent to the termination as of the date hereof of that certain Management Agreement dated as of October 24, 1988 ("Prior Management Agreement") by and among SeaWest, Sagebrush, a California general partnership ("Partnership") and all of the partners of Sagebrush (the "Partners"), and does hereby fully release the Partnership and the Partners from any and all liabilities, duties and obligations under the Prior Management Agreement.

         Executed as of October 26, 1989.
                        ----------


                           SeaWest Power Systems, Inc.

                            By /s/ Robert L. Eisen
                               ---------------------------
                               Name:  Robert L. Eisen
                               Title: Vice President

Acceptance of Consent:

         The Partnership and the Partners do hereby accept the consent of SeaWest to the termination of the Prior Management Agreement, and the Partnership and the Partners do hereby fully release SeaWest from any and all liabilities, duties and obligations under the Prior Management Agreement.

         Executed as of October 26, 1989.
                        ----------


SAGEBRUSH,
A California general
          partnership

By Alpha Joshua, Inc.,
    a California corporation
    Individually and as
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: Executive Vice President

By Alpha Joshua (Prime), Inc.,
    a California corporation
    Individually and as
    General Partner


By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title:President

By Beta Joshua, Inc.,
    a California corporation
    Individually and as
    General Partner


By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: Executive Vice President

By Alpha Mariah, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President


By Beta Mariah, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President

By Gamma Mariah, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President

By Delta Mariah, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President

By Alpha Willow, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Robert L. Eisen
   -------------------------------
   Name:  Robert L. Eisen
   Title: Vice President

By Beta Willow, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: Executive Vice President

By Beta Willow (Prime), Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President
By Sagebrush Partner Eleven, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Twelve, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Thirteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Fourteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Fifteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Sixteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Seventeen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Eighteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Nineteen, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Twenty, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President

By Sagebrush Partner Twenty-One, Inc.,
    a California corporation
    Individually and as a
    General Partner

By /s/ Toshio Hori
   -------------------------------
   Name:  Toshio Hori
   Title: President